Exhibit 24.1

POWERS OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints William J. Wagner and W. Guy Ormsby as the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Registration Statement on Form S-1 by Chicopee Bancorp, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Registration Statement on Form S-1 have been duly signed by the following persons in the capacities and on the dates indicated.

Name	Date

William J. Wagner
Chairman of the Board, President and Chief Executive Officer
(principal executive officer)
Chicopee Bancorp, Inc.

W. Guy Ormsby
Executive Vice President, Chief Financial Officer,
Treasurer and Director
(principal financial and accounting officer)
Chicopee Bancorp, Inc.

Thomas J. Bardon
Director
Chicopee Bancorp, Inc.

James H. Bugbee
Director
Chicopee Bancorp, Inc.

Arthur F. DuBois
Director
Chicopee Bancorp, Inc.

Louis E. Dupuis
Director
Chicopee Bancorp, Inc.

/s/ Douglas K. Engebretson	April 28, 2006
Douglas K. Engebretson
Director
Chicopee Bancorp, Inc.

Edward J. Fitzgerald
Director
Chicopee Bancorp, Inc.

/s/ David P. Fontaine	April 28, 2006
David P. Fontaine
Director
Chicopee Bancorp, Inc.

William J. Giokas
Director
Chicopee Bancorp, Inc.

Francine Jasinski Hayward
Director
Chicopee Bancorp, Inc.

James P. Lynch
Director
Chicopee Bancorp, Inc.

William D. Masse
Director
Chicopee Bancorp, Inc.

Edmund J. Mekal
Director
Chicopee Bancorp, Inc.

John P. Moylan
Director
Chicopee Bancorp, Inc.

Gregg F. Orlen
Director
Chicopee Bancorp, Inc.

Paul C. Picknelly
Director
Chicopee Bancorp, Inc.

Barry W. Soden
Director
Chicopee Bancorp, Inc.

Edwin M. Sowa
Director
Chicopee Bancorp, Inc.

Judith T. Tremble
Director
Chicopee Bancorp, Inc.